Exhibit 10.2

May 1, 2023

Holder of Warrants to Purchase Common Stock issued on January 11, 2023, October 3, 2022, October 18, 2021, March 9, 2021, February 9, 2021, February 2, 2018

Re: Amendment to Existing Warrants

Dear Holder:

Reference is hereby made to the offering on Form S-1 (File No. 333-271190) on or about the date hereof (the “Offering”) by OpGen, Inc. (the “Company”) of its common stock, par value $0.01 per share (“Common Stock”), and/or other securities of the Company (collectively, the “Securities”).

This letter confirms that, in consideration for the Holder’s participation in the Offering and purchase of Securities in the Offering (the “Purchase Commitment”), the Company hereby amends, effective as of the closing of the Offering, the Existing Warrants (as defined below) by (i) reducing the Exercise Price (as defined therein) of the Existing Warrants to $0.7785 per share, (ii) amending the Existing Warrants so that they will not be exercisable commencing on the date hereof and until the Stockholder Approval Date (as defined in the Securities Purchase Agreement dated as of May 1, 2023, by and between the Company and each purchaser signatory thereto (the “Purchase Agreement”)), and (iii) amending the expiration date of the Existing Warrants to five (5) years following the Stockholder Approval Date (the “Warrant Amendment”). The Warrant Amendment shall be effective upon the closing the Offering and the satisfaction of the other terms and conditions referenced below.

1.	the Holder’s existing Series A-1 warrants to purchase up to 2,586,207 shares of Common Stock at an exercise price of $2.65 per share issued on January 11, 2023;
2.	the Holder’s existing Series A-2 warrants to purchase up to 2,586,207 shares of Common Stock at an exercise price of $2.65 per share issued on January 11, 2023;
3.	the Holder’s existing warrants to purchase up to 483,000 shares of Common Stock at an exercise price of $7.54 per share originally issued on October 3, 2022;
4.	the Holder’s existing warrants to purchase up to 375,000 shares of Common Stock at an exercise price of $7.54 per share originally issued on October 18, 2021, as amended on October 3, 2022;
5.	the Holder’s existing warrants to purchase up to 157,385 shares of Common Stock at an exercise price of $7.54 per share originally issued on March 9, 2021, as amended on October 3, 2022;
6.	the Holder’s existing warrants to purchase up to 208,334 shares of Common Stock at an exercise price of $7.54 per share originally issued on February 9, 2021, as amended on October 3, 2022; and
7.	the Holder’s existing warrants to purchase up to 770 shares of Common Stock at an exercise price of $7.54 per share originally issued on February 2, 2018, as amended on October 3, 2022.

The Warrant Amendment is subject to the consummation of the Offering and the Holder’s satisfaction of the Purchase Commitment. In the event that either (i) the Offering is not consummated, or (ii) the Holder does not satisfy the Purchase Commitment, the Warrant Amendment shall be null and void and the provisions of the Existing Warrants in effect prior to the date hereof shall remain in effect.

Except as expressly set forth herein, the terms and provisions of the Existing Warrants shall remain in full force and effect after the execution of this letter and shall not be in any way changed, modified or superseded except by the terms set forth herein.

From and after the effectiveness of the Warrant Amendment, the Company agrees to promptly deliver to the Holder, upon request, amended Existing Warrants that reflect the Warrant Amendments in exchange for the surrender for cancellation of the Holder’s Existing Warrants to be amended as provided herein. For any registered Existing Warrants, the Company shall file a prospectus supplement to the applicable registration statement in connection with the amendments hereunder by the closing of the Offering.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OpGen, Inc.

By: _____________________

Name:

Title:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: __________________________________

Name of Authorized Signatory: ____________________________________________

[Signature Page to Warrant Amendment Agreement]